UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2018

Symantec Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 22, 2018, Symantec Corporation (“Symantec”) entered into a second amendment and limited waiver (the “Second Term Loan Amendment”) to the Term Loan Agreement, dated as of August 1, 2016 (as supplemented by the Assignment and Assumption, dated as of October 3, 2016, by and between Symantec and Symantec Holdings Limited, a company organized in Ireland (the “Borrower”), and as amended by the First Amendment, dated as of December 12, 2016) (as the same may be amended, amended and restated, supplemented or otherwise modified, the “Term Loan Agreement”), by and among the Borrower, Symantec and other guarantors, the administrative agent and the financial institutions party thereto as lender.

In addition, on June 22, 2018, Symantec entered into a second amendment and limited waiver (together with the Second Term Loan Amendment, the “Second Amendments”) to the Amended and Restated Credit Agreement, dated as of August 1, 2016 (as amended by the First Amendment, dated as of December 12, 2016) (as the same may be amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”, and together with the Term Loan Agreement, the “Loan Agreements”), by and among the Symantec, as borrower under the Credit Agreement, the guarantors, the administrative agents and the financial institutions party thereto as lender.

The Second Amendments extend the deadline for delivery of Symantec’s audited financial statements for the fiscal year ended March 30, 2018 (the “2018 financial statements”) to October 27, 2018. Symantec would otherwise have been required by the Loan Agreements to deliver its 2018 financial statements on or prior to June 28, 2018 (which failure following a 30-day grace period after notice thereof would have constituted an event of default under each of the Loan Agreements). In addition, the Second Amendments provide for a limited waiver of any cross-default under the Loan Agreements that may be deemed to arise from the failure to timely deliver the 2018 financial statements, or any documents or reports Symantec is required to file with the Securities and Exchange Commission, to holders of (or trustees with respect to) Symantec’s outstanding debt securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Dated: June 25, 2018	By:	/s/ Scott C. Taylor
		Name:	Scott C. Taylor
		Title:	Executive Vice President, General Counsel and Secretary